Exhibit 99.1

AMENDED AND RESTATED BYLAWS

OF

FORWARD INDUSTRIES, INC.

(Incorporated Under the Laws of the State of New York)

AMENDED AND RESTATED AS OF FEBRUARY 13, 2008

ARTICLE I:  OFFICES

The registered office of Forward Industries, Inc. (the "Corporation") shall be as stated in the Certificate of Incorporation.  The Corporation may have offices and places of business at such other places, both within and without the State of New York, as may be determined from time to time by the Board of Directors of the Corporation (the "Board of Directors").

ARTICLE II:   MEETINGS OF SHAREHOLDERS.

     Section 201. Place of Meetings. All meetings of the shareholders shall be held at such place or places, within or without the State of New York, as shall be determined by the Board of Directors from time to time.

     Section 202. Annual Meetings. The annual meeting of the shareholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held on such date within six months after the end of each fiscal year of the Corporation, and at such time and place as may be fixed by resolution of the Board of Directors and stated in the notice of meeting.

     Section 203. Special Meetings. Special meetings of the shareholders may be called at any time by (i) the President, (ii) the Chairman of the Board, (iii) the Board of Directors pursuant to a resolution adopted by a majority of the “entire board” (as defined in Section 303), or (iv) Qualified Shareholders holding at least thirty percent (30%) of all the votes entitled to be cast on any issue proposed to be considered at the special meeting. For purposes of this Section, a Qualified Shareholder shall mean a person who shall have been a shareholder of the Corporation for at least six (6) months immediately preceding the request for a special meeting.  A call for a special meeting shall state the date (in accordance with Section 204 below), time, place, and purpose or purposes of the meeting, and must be delivered or mailed to the President of the Corporation not later than 60 days prior to the date scheduled.

     Section 204. Notice of the Meetings.

     (a) Written or printed notice, stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given by the Corporation not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally or by first class mail to each shareholder of record entitled to vote at such meeting.  Notice may be given by third class mail, in which event, the notice shall be given not fewer than twenty-four (24) nor more than sixty (60) days before the date of the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail with postage thereon prepaid, addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation or at such other address given by the shareholder in accordance with law.  Notice shall be signed by the President, Secretary, or an Assistant Secretary of the Corporation.  Except as required by statute, notice of any adjourned meeting shall not be required.

     (b) Any previously scheduled meeting of the shareholders may be postponed, and any special meeting of the shareholders (in the case of a meeting called by one or more Qualified Shareholders, only at their written request) may be cancelled, by resolution of the Board of Directors upon public notice given prior to the date previously scheduled for such meeting of shareholders.

     Section 205. Quorum; Vote Required. At any meeting of shareholders, the holders of a majority of the shares entitled to vote then issued and outstanding, present in person or represented by proxy, shall constitute a quorum except as otherwise provided by law or by the certificate of incorporation. Except in the case of election of directors, when a quorum is present or represented at any meeting, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the shareholders, except where a larger vote is required by law, by the certificate of incorporation or by these by-laws.

      Section 2.06 Proxies and Voting. Each shareholder of record shall be entitled to one vote for each share of stock registered in the name of such shareholder on the books of the Corporation, and such votes may be cast either in person or by proxy. Except as otherwise expressly provided herein, proxies and voting shall be governed by the provisions of the New York Business Corporation Law to the extent not inconsistent with any provisions of federal law that preempt state law or the requirements of any national securities exchange (or Nasdaq NMS or SmallCap market) on which the Corporation’s common stock is listed.

     Section 207. Conduct of Shareholders' Meetings; Adjournment.

     (a) The Chairman of the Board shall preside at all shareholders' meetings.  In the absence of the Chairman of the Board, the President shall preside. The Chairman or the officer presiding over the shareholders' meeting may establish such rules and regulations for the conduct of the meeting as he/she may deem to be reasonably necessary or desirable for the orderly and expeditious conduct of the meeting, and shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at the shareholders' meeting. Subject to Section 302 of these By-Laws, unless the Chairman or the officer presiding over the shareholders' meeting otherwise requires, shareholders need not vote by ballot on any question.

     (b) The Chairman or the presiding officer at a shareholders' meeting or a majority of the shares of the Corporation present thereat, represented in person or by proxy, may adjourn the meeting from time to time, whether or not there is a quorum. Any meeting so adjourned may be held as adjourned without further notice.  The shareholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

     Section 207. Inspectors of Election. Elections of directors shall be conducted by two inspectors of election, neither of whom shall be a candidate for the office of director, appointed either by the chief executive officer, or another officer designated by him, or, if he fails to appoint, by a per capita vote of the shareholders personally present at the election. The inspectors, before entering on the discharge of their duties, shall be sworn faithfully to execute the duties of inspectors with strict impartiality and according to the best of their ability, and shall execute a written certificate of the results of the election.  Such report shall include a report in writing of any challenge, question or matter determined by them. Any report made by them shall be prima facie evidence of the facts therein stated, and such report shall be filed with the minutes of the meeting.

     The inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders.

     Section 208. Notice of Shareholder Business and Nominations.

     (a) Annual Meetings of Shareholders.

          (1) Nominations of persons for election to the Board of Directors of the Corporation or the proposal of other business to be considered by the shareholders may be made at an annual meeting of shareholders (A) pursuant to the Corporation's notice of meeting, (B) by or at the direction of the Board of Directors or (C) by any shareholder of the Corporation who was a shareholder of record at the time of giving of notice provided for in this By-Law, who is entitled to vote at the meeting, who complies with the notice procedures set forth in this By-Law and who (in the case of nominations of persons for election to the Board of Directors of the Corporation) (i) has continuously held at least the lesser in value of  (x) $2,000 in market value, or (y) 1%, of the Corporation's outstanding capital stock entitled to vote for at least one year prior to the meeting date or (ii) who is entitled to cast votes with respect to at least 5% percent of the outstanding capital stock of the Corporation, and who complies with the notice procedures set forth in this By-Law.

          (2) For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (C) of paragraph (a)(1) of this By-Law, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for shareholder action. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is changed more than 30 days before or more than 30 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above. Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), as each such regulation or rule may be amended from time to time; (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reason for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such shareholder, as they appear on the books of the Corporation, and of such beneficial owner, and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner and the length of time such shares were held.

          (3) Notwithstanding anything in the second sentence of paragraph (a)(2) of this By-Law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by this By-Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

     (b) Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any shareholder of the Corporation who is a shareholder of record at the time of giving of notice provided for in this By-Law, who shall be entitled to vote at the meeting, and who complies with the notice procedures set forth in this By-Law. In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any such shareholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the shareholder's notice required by paragraph (a)(2) of this By-Law shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of (i) the 90th day prior to such special meeting or (ii) the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a shareholder's notice as described above.

     (c) General.

          (1) Only such persons who are nominated in accordance with the procedures set forth in this By-Law shall be eligible to serve as directors and only such business shall be conducted at a meeting of the shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this By-Law. Except as otherwise required by law, the officer presiding over such shareholders' meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this By-Law and, if any proposed nomination or business is not in compliance with this By-Law, to declare that such defective proposal or nomination shall be disregarded.

          (2) For purposes of this By-Law, "public announcement" shall mean disclosure in a press release reported by the Dow Jones New Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

          (3) Notwithstanding the foregoing provisions of this By-Law, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-Law. Nothing in this By-Law shall be deemed to affect any rights (i) of shareholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any class or series of Preferred Stock to elect directors under rules and procedures specified in the instruments governing such class of securities.

ARTICLE III. DIRECTORS AND BOARD MEETINGS.

     Section 301. Management by Board of Directors. The business and affairs of the Corporation shall be managed by its Board of Directors. The Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, regulation, the Certificate of Incorporation or these Bylaws directed or required to be exercised or done by the shareholders.  Each director shall be at least 21 years of age.

     Section 302. Procedure for Election of Directors; Required Vote. Election of directors at all meetings of the shareholders at which directors are to be elected shall be by ballot, and, subject to the rights of the holders of any series of preferred stock to elect directors under specified circumstances, a plurality of the votes properly cast thereat shall elect each director nominated for office.

     Section 303. Number of Directors. The Board of Directors shall consist of not fewer than three (3) nor more than seven (7) directors, who need not be shareholders. Within these limits, the number of directors of the Corporation shall be fixed from time to time by resolution of the Board of Directors.  A resolution to change the number of directors requires the vote of a majority of the entire board. As used in these By-Laws, “entire board” means the total number of directors the Corporation would have if there were no vacancies. No decrease in the number of directors shall shorten the term of any incumbent director. If the number of directors is increased, the additional directors may be elected by a majority of the directors in office at the time of the increase, or if not so elected prior to the next annual meeting of the shareholders, they shall be elected thereat by the shareholders.

     Section 304. Term of Office of Directors. Subject to Sections 303 and 305, the directors shall be elected annually by the shareholders entitled to vote at each annual meeting of shareholders by a plurality of the votes cast at each such election.  Each director (whether elected at an annual meeting or to fill a vacancy or by the directors pursuant to Section 303) shall continue in office until the annual meeting of shareholders held next after his election and until his successor shall have qualified and elected, or until his death, resignation, or removal from office.

     Section 305. Removal and Vacancies. Any director or directors may be removed at any time, (a) with or without “cause’ by vote of the shareholders at a special meeting called for that purpose  or (b) only for "cause" by the affirmative vote of two-thirds (2/3) of the directors then in office without counting the vote of the interested director..  "Cause" for purposes hereof shall be defined as criminal acts, misfeasance of office or other similar acts. If the office of any director or directors becomes vacant by reason of death, resignation, retirement, disqualification, removal from office, a majority of  the remaining directors at any regular or special meeting, though less than a quorum or by the sole remaining director,  shall choose a successor or successors who shall hold office for the remainder of the term of the vacant office or until his successor shall qualify and be elected.  In the event of a vacancy, the Board of Directors, may, in its discretion, reduce the number of directors by allowing the vacated office to remain vacant. In the event that the Board of Directors increases the number of directors, such new directors will be elected by the Board of Directors as provided in Section 303.

     Section 306. Quorum; Action.. A majority of the entire board (as defined in Section 303) shall constitute a quorum of the board of directors for the transaction of any business but a lesser number may adjourn any meeting. A quorum of any committee shall be a majority of the members thereof except that any committee may, by unanimous action, determine that a lesser number of members (not less than half) shall constitute a quorum. A majority of the members in attendance at any meeting shall, except where a larger number is required by law, by the certificate of incorporation or by these by-laws, decide any question brought before such meeting.  Except as provided in Section 309, all action taken by the Board (or any committee thereof) shall be taken at a meeting of the Board (or committee of the Board), including for this purpose a meeting in accordance with Section 310.  Provided a quorum shall be present, the vote of a majority of the directors present at a meeting of the Board (or any committee thereof) shall be the action of the Board or such committee, except as otherwise provided by Section  309, by the Certificate of Incorporation, or by law.

     Section 307. Regular Meetings. Regular meetings of the board of directors may be held without call or formal notice at such places either within or without the State of New York and at such times as the board may from time to time by vote determine. A regular meeting of the board of directors for the election of officers and for such other business as may come before the meeting may be held without call or formal notice immediately after, and at the same place as, the annual meeting of shareholders or any special meeting of shareholders at which a board of directors is elected. If a regular meeting is not to be held at the time and place designated by the Board of Directors, notice of the change in time and venue of the new meeting shall be given in accordance with the notice procedure set forth in Section 308.   A director cannot vote by proxy, or otherwise act by proxy, at a meeting of the Board of Directors.

     Section 308. Special Meetings.  Special meetings of the board of directors or any committee thereof may be held at any place either within or without the State of New York at any time when called by the President, the Chairman of the Board, or secretary or a majority of the directors, written notice of the time and place thereof having been given to each director as follows: (a) by delivering a copy of such notice to the director personally no later than the third day preceding the date of the meeting, or (b) by sending a copy of such notice addressed to the director at his or her mailing address as it appears on the books of the corporation, such notice to be sent no less than ten days before the date of the meeting if sent by ordinary mail or no later than the third business day before the date of the meeting if sent by overnight mail or by a courier service (such as Federal Express) which guarantees next day delivery, or (c) by transmitting such notice to the director by telecopier or e-mail (to a telecopier number or e-mail address which has been furnished by him or her to the secretary of the corporation) no later than the second business day preceding the date of the meeting, receipt confirmed by or on behalf of the recipient.

     Waiver of Notice in writing by any director of any special meeting of the Board or of any committee thereof, whether prior or subsequent to such meeting, or attendance at such meeting by any director, shall be equivalent to notice to such directors of such meeting.

     Section 309 Action by the Board Without a Meeting. Any action required or permitted to be taken by the board or any committee thereof may be taken without a meeting if all members of the board or the committee consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents thereto by the members of the board or committee shall be filed with the minutes of the proceedings of the board or committee.

     Section 310 Participation in Meetings by Telephone. Any one or more members of the board or any committee thereof may participate in a meeting of such board or committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting but the board may, by resolution, provide that directors participating in a meeting other than by being present in person shall receive lesser compensation than directors present at the meeting in person.

     Section 311 Board Committees.  Subject to the last sentence of this paragraph, there shall be an Audit Committee, a Compensation Committee, a Nominating/Governance Committee and such other committee as the Board deems appropriate from time to time, each consisting of not less than three directors appointed by the board, each of which Committees may meet from time to time on notice to all members thereof by any member thereof.  Such Committees shall keep regular minutes of their proceedings and report the same to the board.  The membership and responsibilities of each Committee of the Board of Directors shall comply with applicable rules and regulations under the Securities Exchange Act of 1934 and the rules of any national securities exchange or Nasdaq NMS or SmallCap market on which the securities of the Corporation may be listed for trading as in effect from time to time.

The Audit Committee, the Compensation Committee, and the Nominating and Governance Committees of the Board shall have the functions and responsibilities set forth in their respective charters as in effect on the date of adoption of these Amended and Restated By-Laws, as such charters may themselves be amended from time to time in accordance with the provisions of each such charter.

In every case, the affirmative vote of a majority of all members of the Committee present at the meeting shall be necessary to its adoption of any resolution.

     Section 312. Report and Records. The reports of officers and Committees and the records of the proceedings of all Committees shall be filed with the Secretary of the Corporation and presented to the Board of Directors, if practicable, at its next regular meeting. The Board of Directors shall keep complete records of its proceedings in a minute book kept for that purpose. When a director shall request it, the vote of each director upon a particular question shall be recorded in the minutes.

     Section 313. Chairman of the Board. The Board of Directors shall elect a Chairman of the Board at the first regular meeting of the Board following each annual meeting of shareholders at which directors are elected. The Chairman of the Board shall be a member of the Board of Directors and shall preside at the meetings of the Board and perform such other duties as may be prescribed by the Board of Directors.

ARTICLE IV. OFFICERS.

     Section 401. Officers. The officers of the Corporation shall be a President, a Secretary, a Controller/Treasurer, and such other officers and assistant officers, as the Board of Directors may from time to time deem advisable. Except for President and Secretary, the Board may refrain from filling any of the said offices at any time and from time to time. Except as otherwise required by applicable law, the same individual may hold any two (2) or more offices. The officers shall be elected by the Board of Directors immediately following the annual meeting of shareholders, or at such other time, in the manner and for such terms as the Board of Directors from time to time shall determine. Any officer may be removed at any time, with or without cause (by the Board or the President, and the President by the Board), and regardless of the term for which such officer was elected, but without prejudice to any contract right of such officer. The election or appointment of an officer shall not of itself create contract rights.  Each officer shall hold his office for the current year for which he was elected or appointed by the Board unless he shall resign, becomes disqualified, or be removed at the pleasure of the Board of Directors.  A vacancy in office arising for any reason may be filled for the unexpired portion of the term by the Board of Directors.

     Section 402 President.  The President shall have general supervision of all of the departments and business of the Corporation and shall prescribe the duties of the other officers and employees and see to the proper performance thereof. The President shall be responsible for having all orders and resolutions of the Board of Directors carried into effect. The President shall execute on behalf of the Corporation and may affix or cause to be affixed a seal to authorized documents and instruments requiring such execution, except to the extent that signing and execution thereof shall have been delegated to some other officer or agent of the Corporation by the Board of Directors or by the President. The President shall be a member of the Board of Directors. In the absence or disability of the Chairman of the Board or his/her refusal to act, the President shall preside at meetings of the Board. In general, the President shall perform all the duties and exercise all of the powers and authorities incident to such office or as prescribed by the Board of Directors. He shall, unless otherwise directed by the Board of Directors, attend in person or by substitute appointed by him, or shall execute on behalf of the Corporation written instructions appointing a proxy or proxies to represent the Corporation at, all meetings of the shareholders of any corporation in which the Corporation shall hold any stock and may, on behalf of the Corporation, in person or by substitute or by proxy, execute written waivers of notice and consents with respect to any such meetings. At all such meetings and otherwise, the President in person or by substitute or proxy as aforesaid, may vote the stock so held by the Corporation and may execute written consents and other instruments with respect to such stock and may exercise any and all rights and powers incident to the ownership of said stock, subject however to the instructions, if any, of the Board of Directors.

     Section 403. Controller/Treasurer. The Treasurer shall act under the supervision of the President or such other officer as the President may designate. The Treasurer shall be the chief financial officer of the Corporation. The Treasurer shall have the care and custody of all funds, securities, evidences of indebtedness and other personal property of the Corporation and shall deposit the same in accordance with the instructions of the Board of Directors. He shall receive and give receipts and acquitances for moneys paid in on account of the Corporation, and shall pay out of the funds on hand all bills, payrolls and other just debts of the Corporation of whatever nature upon maturity of the same. He shall enter regularly in books belonging to the Corporation, to be kept by him for that purpose, full and accurate accounts of all moneys received and paid out by him on account of the corporation, and he shall perform all other duties incident to the office of the Treasurer and, upon request of the Board, he shall make such reports to it as may be required at any time. He shall, if required by the Board, give the Corporation a bond in such sums and with such sureties as shall be satisfactory to the Board, conditioned upon the faithful performance of his duties and for the restoration to the Corporation in case of his death, resignation, retirement or removal from office of all books, papers, vouchers, money and other property of whatever kind in his possession, or under his control belonging to the Corporation. Unless the Board of Directors otherwise prescribes, the Controller shall be the principal financial and accounting officer for the Corporation for SEC reporting purposes.

     Section 404. Secretary. The Secretary shall act under the supervision of the President or such other officers as the President may designate. Unless the Board has elected a Secretary to the Board of Directors, or unless a designation to the contrary is made at a meeting, the Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all of the proceedings of such meetings in a book to be kept for that purpose, and shall perform like duties for the standing Committees when required by these By-laws or otherwise. The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and of  the Board of Directors. The Secretary shall keep a seal of the Corporation, and, when authorized by the Board of Directors or the President, cause it to be affixed to any documents and instruments requiring it. The Secretary shall perform such other duties as may be prescribed by the Board of Directors, the President, or such other supervising officer as the President may designate.  One or more assistant secretaries may be appointed to fulfill functions in the absence or at the direction of the Secretary.

     Section 405. General Powers. The officers are authorized to do and perform such corporate acts as are necessary in the carrying on of the business of the Corporation, subject always to the direction of the Board of Directors.

ARTICLE V. INDEMNIFICATION.

     Section 501.  Indemnification by the Corporation. The Corporation shall, to the fullest extent permitted by applicable law, indemnify any person made or threatened to be made a party to any action or proceeding, whether civil, criminal, administrative or investigative (and whether or not (i) by or in the right of the Corporation to procure a judgment in its favor or (ii) by or in the right of any Other Entity (as defined below) which such person served in any capacity at the request of the Corporation, to procure a judgment in its favor), by reason of the fact that such person, or his or her testator or intestate, is or was a director or officer of the Corporation or served such Other Entity in any capacity at the request of the Corporation, against all judgments, fines, amounts paid in settlement and all expenses, including attorneys’ and other experts’ fees, costs and disbursements, actually and reasonably incurred by such person as a result of such action or proceeding, or any appeal therein, or actually and reasonably incurred by such person (a) in making an application for payment of such expenses before any court or other governmental body, or (b) in otherwise seeking to enforce the provisions of this Section 501, or (c) in securing or enforcing such person’s rights under any policy of director or officer liability insurance provided by the Corporation, if such person acted in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of services for any Other Entity, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that such person did not act in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any Other Entity, not opposed to, the best interests of the Corporation or that he or she had reasonable cause to believe that his or her conduct was unlawful.

     However, (i) no indemnification may be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled; (ii) no indemnification may be made if there has been a settlement approved by the court and the indemnification would be inconsistent with any condition with respect to indemnification expressly imposed by the court in approving the settlement; and (iii) in the event of a proceeding by or in the right of the Corporation to procure a judgment in its favor, no indemnification may be made if it is settled or otherwise disposed of or such person shall have been finally adjudged liable to the Corporation, unless (and only to the extent that) the court in which the action was brought, or if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

     Any expense described in the first paragraph of this Section 501 that is incurred by any person entitled to indemnification under this Section 501 shall be paid or reimbursed to such person by the Corporation in advance of the final disposition of any related action or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount to the Corporation to the extent, if any, that such person (i) is ultimately found not to be entitled to indemnification or (ii) receives reimbursement for such expenses under a policy of insurance paid for by the Corporation. Such advances shall be paid by the Corporation to such person within twenty days following delivery of a written request therefor by such person to the Corporation. No payment made by the Corporation pursuant to this paragraph shall be deemed or construed to relieve the issuer of any insurance policy of any obligation or liability which, but for such payment, such insurer would have to the Corporation or to any director or officer of the Corporation or other individual to whom or on whose behalf such payment is made by the Corporation.

     The indemnification and advancement of expenses provided by this Section 501: (i) shall continue as to the person entitled to indemnification hereunder even though he or she may have ceased to serve in the capacity that entitles him or her to indemnification at the time of the action or proceeding and (ii) shall inure to the benefit of the heirs, executors and administrators of such person.

     A person who has been successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in this Section 501 shall be entitled to (i.e., has a legally binding right against the Corporation to) the indemnification authorized by this Section 501. Except as provided in the immediately preceding sentence, any indemnification provided for in this Section 501 (unless ordered by a court under Section 724 of the Business Corporation Law), shall be made by the Corporation only if authorized in the specific case:

     (1) By the board of directors acting by a quorum consisting of directors who are not parties to such action or proceeding for which indemnification is sought, upon a finding that the person seeking indemnification has met the standard of conduct set forth in the first two paragraphs of this Section 501, or,

     (2) If a quorum under the immediately preceding subparagraph is not obtainable or, even if obtainable, a quorum of disinterested directors so directs:

          (A) by the board upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in said first two paragraphs has been met by such person, or

          (B) by the shareholders upon a finding that the person has met the applicable standard of conduct set forth in said first two paragraphs.

     Notwithstanding any other provision hereof, no amendment or repeal of this Section 501, or any other corporate action or agreement which prohibits or otherwise limits the right of any person to indemnification or advancement or reimbursement of reasonable expenses hereunder, shall be effective as to any person until the 60th day following notice to such person of such action, and no such amendment or repeal or other corporate action or agreement shall deprive any person of any right hereunder arising out of any alleged or actual act or omission occurring prior to such 60th day.

     The Corporation is hereby authorized, but shall not be required, to enter into agreements with any of its directors, officers or employees providing for rights to indemnification and advancement and reimbursement of reasonable expenses, including attorneys’ fees, to the extent permitted by law, but the Corporation’s failure to do so shall not in any manner affect or limit the rights provided for by this Section 501 or otherwise.

     For purposes of this Section 501, the term “the Corporation” shall include any legal successor to the Corporation, including any corporation which acquires all or substantially all of the assets of the Corporation in one or more transactions, and the term “Other Entity” shall mean a corporation (other than the Corporation) of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise. For purposes of this Section 501, the Corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his or her duties to the Corporation or any subsidiary thereof also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to any employee benefit plan in the performance of such person’s duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Corporation.

     Section 502 Non-Exclusivity. The rights granted pursuant to or provided by the provisions of Section 501 to any person shall be in addition to and shall not be exclusive of any other rights to indemnification and expenses to which any such person may otherwise be entitled by law, contract or otherwise.

ARTICLE VI. SHARES OF CAPITAL STOCK

     Section 601. Share Certificates. Every share certificate of the Corporation shall be signed by the President or a Vice President and by the Secretary or one of the Assistant Secretaries. Certificates may be signed by a facsimile signature of the President and the Secretary or one of the Assistant Secretaries of the Corporation.  Certificates for each class of authorized stock shall be consecutively numbered, and the names and residences of the owners, the date of issue, the number of shares and the amount paid therefor shall be entered in the stock books. Certificates of stock shall be in such form consistent with law as shall be prescribed by the Board of Directors. The seal of the Corporation attached to any stock certificate may be a facsimile, engraved or printed. Where any stock certificate is signed by a transfer agent or transfer clerk and by a registrar, the signatures of any officer of the Corporation appearing upon such certificate may be facsimiles, engraved or printed.

     Section 602. Lost of Destroyed Certificates. Any person claiming a share certificate to be lost, destroyed, mutilated, or wrongfully taken shall receive a replacement certificate if such person shall have: (a) requested such replacement certificate before the Corporation has notice that the shares have been acquired by a bona fide purchaser; (b) provided the Corporation with an indemnity agreement satisfactory in form and substance to the Board of Directors, or the President or the Secretary; and (c) satisfied any other reasonable requirements (including providing an affidavit and a surety bond) fixed by the Board of Directors, or the President or the Secretary.

     Section 603 Transfer of Shares.    Shares of stock shall be transferable on the books of the Corporation upon receipt by it or its transfer agent of appropriate documentation evidencing such transfer and,, in the case of stock represented by a certificate, upon surrender of such certificate.  Upon surrender to the Corporation or to a transfer agent of the Corporation of a certificate of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue or cause the issuance of a new certificate to the person entitled thereto, and cancel the old certificate. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as may be required by the laws of New York.  Subject to the foregoing the Board of Directors shall have power and authority to make such rules and regulations as it shall deem necessary or appropriate concerning the issue, transfer, and registration of shares and to appoint and remove transfer agents and registrars of transfer.

ARTICLE VII. GENERAL

     Section 701. Corporate Seal. The seal of the corporation shall be circular in form and shall contain the name of the Corporation, the year "1961" and the words "Corporate Seal, New York."

     Section 702. Fiscal Year. The fiscal year of the Corporation shall begin on the first (1st) day of October in each year and end on the thirtieth (30th) day of September in each year.

     Section 703. Record Date. The Board of Directors may fix any time whatsoever not less than ten (10) nor more than sixty (60) days prior to the date of any meeting of shareholders, or the date for the payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of shares will be made or will go into effect, as a record date for the determination of the shareholders entitled to notice of, or to vote at, any such meetings, or entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect to any such change, conversion or exchange of shares.

    Section 704. Emergency By-Laws. In the event of any emergency resulting from a nuclear attack, widespread pandemic, or similar disaster resulting in the declaration of a state of emergency (or similar declaration) by Federal, New York or Florida (or other state where the Corporation’s principal offices shall be located at such time) authorities, and during the continuance of such emergency, the following By-Laws provisions shall be in effect, notwithstanding any other provisions of the By-Laws:

     (a) A meeting of the Board of Directors or of any Committee thereof may be called by any officer or director upon one (1) hour's notice to all persons entitled to notice whom, in the sole judgment of the notifier, it is feasible to notify;

     (b) The director or directors in attendance at the meeting of the Board of Directors or of any Committee thereof shall constitute a quorum; and

     (c) These By-Laws may be amended or repealed, in whole or in part, by a majority vote of the directors attending any meeting of the Board of Directors, provided such amendment or repeal shall only be effective for the duration of such emergency.

     Section 705. Severability. If any provision of these By-Laws is illegal or unenforceable as such, such illegality or unenforceability shall not affect any other provision of these By-Laws and such other provisions shall continue in full force and effect.

ARTICLE VIII. AMENDMENT OR REPEAL.

     Section 801. Amendments. These By-Laws may be altered or amended or repealed by (a) the affirmative vote of a majority of the stock issued and outstanding and entitled to vote thereat, at any annual meeting of the shareholders or at any special meeting of the shareholders if notice of the proposed alteration or amendment or repeal be contained in the notice of such special meeting, or (b)  the affirmative vote of a majority of the Board of Directors at any regular meeting of the Board of Directors, or at any special meeting of the Board of Directors if notice of the proposed alteration or amendment or repeal be contained in the notice of such special meeting; provided, however, that the shareholders pursuant to clause (a) of this Section 801 may at any time limit the power of the board of Directors to amend, alter, or repeal any by-law adopted by the shareholders; and provided, further, that if any by-law regulating an impending election of directors or meeting of shareholders is adopted, amended, or repealed by the Board of Directors, there shall be set forth in the notice of the next or such meeting of the shareholders of the Corporation the by-law so adopted, amended, or repealed, together with a concise statement of the changes made and the effect or effects thereof.

ARTICLE IX. APPROVAL OF AMENDED AND RESTATED BY-LAWS

     Section 901. Approval and Effective Date. These Amended and Restated By-laws have been approved as the By-laws of the Corporation as of 5:00 PM on February 13, 2008, and shall be effective as of said date.

                                         /s/ Steven A. Malsin

                                         ______________________

                                         Steven A. Malsin, Secretary